UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  October 5, 2020

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange
2013 Series B due 2073	PPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

The information contained in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Issue of Notes by Western Power Distribution (South Wales) plc

Pursuant to a Subscription Agreement, dated October 5, 2020, by and among Western Power Distribution (South Wales) plc (the "Issuer"), Barclays Bank plc, Lloyds Bank Corporate Markets plc, MUFG Securities EMEA plc, Natwest Markets plc (together the "Joint Lead Managers" or the "Managers"), the Issuer agreed to issue and the Managers agreed to subscribe for £250 million aggregate principal amount of 1.625 per cent. Fixed Rate Notes due 2035 (the "Notes"). The Issuer is an indirect wholly owned subsidiary of Western Power Distribution plc which is ultimately owned by PPL Corporation ("PPL"). The Notes were issued on a standalone basis pursuant to the Final Terms of the Notes ("Final Terms") which supplements the base prospectus set forth in the Issuer’s £4,000,000,000 Euro Medium Term Note Programme as amended and restated as of August 21, 2020. On October 7, 2020, the Issuer issued the Notes and received proceeds of £246,552,500, net of fees paid to the Managers of the offering. The net proceeds from the offering will be used by the Issuer for general corporate purposes (including the re-financing of existing debt). The Notes have been admitted to the official list of the UK Listing Authority and have been admitted to trading on the London Stock Exchange's Regulated Market.

A copy of the Final Terms is filed as Exhibit 1.1 to this Form 8-K and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the actual terms of the exhibits filed herewith.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	1.1 -	Final Terms, dated October 5, 2020, of Western Power Distribution (South Wales) plc £250,000,000 1.625 per cent. Fixed Rate Notes due 2035.

	4.1 -	Subscription Agreement, dated October 5, 2020, by and among Western Power Distribution (South Wales) plc as Issuer, Barclays Bank plc, Lloyds Bank Corporate Markets plc, MUFG Securities EMEA plc, Natwest Markets plc as Joint Lead Managers.

	4.2 -	Amended and Restated Trust Deed, dated August 21, 2020, by and among Western Power Distribution (East Midlands) plc, Western Power Distribution (South Wales) plc, Western Power Distribution (South West) plc and Western Power Distribution (West Midlands) plc as Issuers, and HSBC Corporate Trustee Company (UK) Limited as Note Trustee.

	4.3 -	£4,000,000,000 Euro Medium Term Note Programme entered into by Western Power Distribution (East Midlands) plc, Western Power Distribution (South Wales) plc, Western Power Distribution (South West) plc and Western Power Distribution (West Midlands) plc dated as of August 21, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

Dated:  October 8, 2020